UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-08599

DWS Equity Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS
AUGUST 31, 2011 Annual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
16 Investment Portfolio
27 Statement of Assets and Liabilities
29 Statement of Operations
30 Statement of Changes in Net Assets
31 Financial Highlights
35 Notes to Financial Statements
44 Report of Independent Registered Public Accounting Firm
45 Tax Information
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Board Members and Officers
54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The US equity market as represented by the Standard & Poor's 500® Index (S&P 500) registered a gain during the fund's 12-month reporting period ending August 31, 2011, but the positive performance came with a large dose of volatility.1 Stocks delivered the bulk of their return in the first half of the year, during which an environment of strong corporate earnings, improving economic growth and accommodative US Federal Reserve Board (the Fed) policy helped fuel a hearty appetite for risk among investors.

As winter turned to spring, however, the outlook became less favorable — and market performance grew more unsteady as a result. Investors became concerned by a sudden drop-off in economic data and the end of the Fed's stimulative quantitative easing — or "QE2" — policy.2 The backdrop overseas also became less favorable, with the Japanese earthquake and the resurgence of the European debt crisis rattling the world markets. These factors contributed to heightened volatility, modest corrections in both March and May, and a severe 15% sell-off in the final month of the period. For the full year, the Russell 1000® Index finished with a return of 19.06%.3

In this environment, the fund — which holds a roughly equal dollar amount in long and short positions and therefore isn't designed to keep pace with rising markets — produced a positive total return of 1.06% (Class A shares unadjusted for sales charge) and outpaced the 0.12% return of its benchmark, the Citigroup 3-Month T-Bill Index.4,5 On a three-year basis, the fund's average annual return of 1.19% (Class A shares, unadjusted for sales charges) compares favorably with the 0.25% return of the benchmark. (Past performance is no guarantee of future results. Please see pages 9 through 11 for the performance of other share classes and for more complete performance information.)

Our investment process — which blends behavioral finance with traditional fundamental research — takes a dynamic approach to stock selection by comparing and ranking the stocks in the Russell 1000 Index based on four main factors: valuation, quality, growth and sentiment. The strategy establishes long positions in 100 to 150 of the most attractive stocks and sells short an approximately equal dollar amount of those deemed to be least attractive.

The net result of the offsetting long and short positions is "market neutrality," which means that stock selection — and not the direction of the broader market — is the primary driver of fund performance. This process proved effective during the past year, as the value of our long positions rose more than the value of our short positions declined.

Positive Contributors to Fund Performance

In terms of factor categories, our valuation and growth factors both added value during the past year ending August 31, 2011, and more than made up for the modest shortfall in the other two categories. We take a dynamic approach to the emphasis we put on these factors, which allows us to make adjustments in the fund's positioning as the investment environment changes. For instance, we boosted the weighting toward sentiment factors in June and July, when uncertainty about the US debt ceiling led to increased market volatility. Such shifts are based on our long-term research on investor behavior and investment cycles, which help identify what factors tend to perform best in certain types of environments.

With regard to stock selection, the fund's performance benefited from our ability to generate gains on both the long and short sides of the market within certain industries. Of the 23 industry groups into which we divide the Russell 1000 Index, our stock selection process worked best in the pharmaceuticals/biotechnology industry. Here, both our long and short positions generated a positive return. The leading contributor among individual positions was our short in Dendreon Corp., which plunged in August after the company reported worse-than-expected earnings and lowered its full-year forecast. Our model ranked Dendreon as the worst stock in the pharmaceuticals/biotech industry based on several factors relating to fundamentals and valuation, and this was borne out when earnings missed expectations. We also generated strong performance from a short in Human Genome Sciences, Inc., which fell from $27 to $12 after we established our bearish position on the stock. On the long side, our performance in pharmaceuticals/biotechnology was propelled by Biogen Idec, Inc. and King Pharmaceuticals.*

Media was another industry in which we added value on both sides of the market. Among our long positions, we benefited from a rally in Netflix, Inc.* during the time in which it was held in the fund; while on the short side the largest contributor was Dolby Laboratories, Inc.

Software/services, real estate and hotels/restaurants/leisure were also areas in which our stock selection process worked well.

Negative Contributors to Fund Performance

Our stock selection process was least effective in the capital goods industry, where the decline in the dollar value of our short positions outweighed the gains produced by our longs. The leading individual detractors were our shorts in Fluor Corp., an engineering and construction company, and Westinghouse Air Brake Technologies Corp.* ("Wabtec"), a maker of components for locomotives and freight cars.

The story was the same in utilities, where the positive impact from our longs was not enough to offset the losses in our short positions. ONEOK, Inc.,* an Oklahoma-based natural gas distributor, was our largest detractor within the group. Our stock selection was also weak in the automobiles/components, energy and insurance industries.

Outlook and Positioning

As always, we want to emphasize that the fund — due to its market-neutral nature — is unlikely to keep pace with the broader equity indices when the market produces a double-digit return. Instead, the role of this fund is to provide investors with a source of diversification within their traditional portfolios. Of course, diversification cannot guarantee a profit or eliminate a loss.

On that count, we believe the fund continues to achieve its objective. Since its inception in October 2006, the fund's correlation with the S&P 500 Index is -0.11%.6 The fund also exhibited a low correlation of 0.08% with the US bond market, as represented by the Barclays Capital US Aggregate Bond Index.7 In addition, the fund has been less than one third as volatile as the broader market in the period since inception, while the S&P 500 Index experienced volatility of 18.3%, the fund's volatility was just 2.2%.8 Keeping in mind that past performance is no guarantee of future results, we are gratified that the fund has not only succeeded in providing investors with a source of diversification and absolute returns, but it has done so in a four-year period characterized by extremely volatile market conditions.

The fund's relatively low volatility suggests that it could be a potential option for investors seeking to add another layer of diversification to their investment portfolios. While the fund has exhibited the same level of risk as the domestic bond market (as represented by the Barclays Capital US Aggregate Bond Index), its performance does not have the same vulnerability to rising interest rates as a typical fixed-income investment. As a result, the fund can play an important role for investors who are seeking an alternative to equities, but who also want to guard against the possibility that higher inflation could lead to lower bond prices in the months and years ahead.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Market Neutral Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 QE2 (Quantitative Easing 2) was an asset purchase program initiated by the US Federal Reserve as a means to jump-start the sluggish US economy.

3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

4 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

5 Short positions represent the borrowing then selling of a security with the expectation that the security will fall in value. The security can then be purchased and the borrow repaid at a lower price.

6 A correlation of 1.0 indicates a perfect positive correlation between the performance of two assets, while a correlation of -1.0 indicates a perfect negative correlation. A correlation of zero means the performance of two assets has no correlation whatsoever.

7 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

8 As measured by standard deviation. Standard deviation is often used to represent the volatility of an investment. It depicts how widely an investment's returns vary from the investment's average return over a certain period.

* Not held in portfolio as of August 31, 2011.

Performance Summary August 31, 2011
Average Annual Total Returns as of 8/31/11
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	1.06%	1.19%	0.63%
Class C	0.32%	0.46%	-0.15%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-4.75%	-0.79%	-0.58%
Class C (max 1.00% CDSC)	0.32%	0.46%	-0.15%
No Sales Charges
Class S	1.27%	1.42%	0.82%
Institutional Class	1.47%	1.54%	0.92%
Citigroup 3-Month T-Bill Index+	0.12%	0.25%	1.58%

* The Fund commenced operations on October 16, 2006. Index returns began on October 31, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2010 are 3.67%, 4.42%, 3.54% and 3.30% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. Index returns began on October 31, 2006.

+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/11	$9.49	$9.22	$9.54	$9.58
8/31/10	$9.48	$9.29	$9.51	$9.53
Distribution Information: Twelve Months as of 8/31/11: Capital Gain Distributions	$.08	$.08	$.08	$.08

Lipper Rankings — Equity Market Neutral Funds Category as of 8/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	55	of	85	64
3-Year	18	of	51	35
Class C 1-Year	62	of	85	73
3-Year	19	of	51	37
Class S 1-Year	53	of	85	62
3-Year	17	of	51	33
Class Institutional 1-Year	49	of	85	57
3-Year	16	of	51	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2011 to August 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended August 31, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/11	$1,021.50	$1,017.70	$1,022.50	$1,023.50
Expenses Paid per $1,000*	$17.83	$21.56	$16.57	$15.91
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/11	$1,007.56	$1,003.83	$1,008.82	$1,009.48
Expenses Paid per $1,000*	$17.71	$21.42	$16.46	$15.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	3.50%	4.24%	3.25%	3.12%

+ Includes interest and dividend expense on securities sold short of 1.68% for each class.

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Long Position Sector Diversification (As a % of Long Common Stocks)	8/31/11	8/31/10

Health Care	17%	11%
Financials	16%	18%
Consumer Discretionary	16%	14%
Information Technology	11%	11%
Industrials	11%	10%
Energy	10%	10%
Materials	7%	6%
Consumer Staples	7%	9%
Telecommunications Services	3%	5%
Utilities	2%	6%
	100%	100%

Ten Largest Long Equity Holdings at August 31, 2011 (11.7% of Net Assets)
1. CF Industries Holdings, Inc. Manufactures and distributes nitrogen and phosphate fertilizers	1.3%
2. Humana, Inc. Provider of managed health plans	1.2%
3. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and other products	1.2%
4. Priceline.com, Inc. Enables consumers to use the Internet to save money on a variety of products and serives	1.2%
5. Wynn Resorts Ltd. Owns and operates luxury hotels, casinos and resorts	1.2%
6. Verizon Comminications, Inc. Integrated telecommunications company	1.2%
7. Polaris Industries, Inc. Designs, engineers and manufactures snowmobiles, ATVs and motorcycles	1.1%
8. IAC/lnterActiveCorp. Operates Internet businesses	1.1%
9. Rayonier, Inc. Producer and seller of cellulosic fibers, standing timbers and real estate	1.1%
10. Aetna, Inc. Diversified health care benefits company that provides health care and related benefits	1.1%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	8/31/11	8/31/10

Financials	17%	18%
Health Care	14%	8%
Industrials	14%	13%
Consumer Discretionary	13%	8%
Information Technology	12%	14%
Consumer Staples	10%	10%
Energy	8%	10%
Materials	6%	7%
Telecommunications Services	5%	5%
Utilities	1%	7%
	100%	100%

Ten Largest Securities Sold Short Equity Holdings at August 31, 2011 (11.6% of Net Assets)
1. Coca-Cola Co. Bottler and distributor of soft drinks	1.2%
2. Amazon.com, Inc. An online retailer; sells books, music and videotapes	1.2%
3. DreamWorks Animation SKG, lnc. Develops and produces computer-generated animated feature films for a broad movie-going audience	1.2%
4. The Sherwin-Williams Co. Manufacturer of paints, coatings and related products	1.2%
5. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.2%
6. Tidewater, Inc. Provides offshore supply vessels and marine support services	1.2%
7. ResMed, Inc. Develops, manufactures and markets medical equipment	1.1%
8. Boston Properties, Inc. Developer of commercial and industrial real estate	1.1%
9. PPL Corp. Provider of electricity in Pennsylvania and the United Kingdom	1.1%
10. Silicon Laboratories, lnc. Designer and developer of analog-intensive mixed-signal integrated circuits	1.1%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2011
	Shares	Value ($)

Long Positions 103.1%
Common Stocks 88.8%
Consumer Discretionary 14.1%
Auto Components 1.0%
Autoliv, Inc. (a)	31,200	1,741,584
TRW Automotive Holdings Corp.* (a)	43,600	1,817,684
		3,559,268
Automobiles 0.2%
Harley-Davidson, Inc. (a)	23,600	912,376
Diversified Consumer Services 0.9%
Weight Watchers International, Inc. (a)	53,400	3,231,768
Hotels Restaurants & Leisure 1.5%
Brinker International, Inc. (a)	54,000	1,219,320
Wynn Resorts Ltd. (a)	27,800	4,301,216
		5,520,536
Household Durables 1.1%
Tempur-Pedic International, Inc.* (a)	42,900	2,498,496
Tupperware Brands Corp. (a)	21,700	1,443,050
		3,941,546
Internet & Catalog Retail 1.2%
Priceline.com, Inc.* (a)	8,100	4,351,806
Leisure Equipment & Products 1.7%
Mattel, Inc. (a)	82,300	2,211,401
Polaris Industries, Inc. (a)	37,900	4,164,073
		6,375,474
Media 1.7%
CBS Corp. "B" (a)	155,800	3,902,790
Liberty Media-Starz "A"* (a)	10,400	716,248
Virgin Media, Inc. (a)	66,000	1,673,760
		6,292,798
Multiline Retail 0.9%
Dillard's, Inc. "A" (a)	38,200	1,767,896
Macy's, Inc. (a)	54,800	1,422,060
		3,189,956
Specialty Retail 3.4%
Aaron's, Inc. (a)	57,800	1,539,792
AutoZone, Inc.* (a)	6,100	1,872,700
Foot Locker, Inc. (a)	94,600	1,974,302
Limited Brands, Inc. (a)	103,100	3,890,994
Sally Beauty Holdings, Inc.* (a)	51,300	866,970
Signet Jewelers Ltd.* (a)	24,500	954,030
Williams-Sonoma, Inc. (a)	37,900	1,254,869
		12,353,657
Textiles, Apparel & Luxury Goods 0.5%
Fossil, Inc.* (a)	7,300	705,253
VF Corp. (a)	8,600	1,006,716
		1,711,969
Consumer Staples 5.8%
Beverages 0.8%
Coca-Cola Enterprises, Inc. (a)	106,800	2,949,816
Food & Staples Retailing 0.5%
Whole Foods Market, Inc. (a)	24,100	1,591,323
Food Products 2.6%
Bunge Ltd. (a)	18,100	1,171,251
Corn Products International, Inc. (a)	41,300	1,931,188
Dean Foods Co.* (a)	95,000	820,800
Smithfield Foods, Inc.* (a)	103,600	2,270,912
The Hershey Co. (a)	35,800	2,099,670
Tyson Foods, Inc. "A" (a)	64,400	1,125,068
		9,418,889
Personal Products 0.9%
Herbalife Ltd. (a)	61,000	3,403,800
Tobacco 1.0%
Philip Morris International, Inc. (a)	53,200	3,687,824
Energy 8.9%
Energy Equipment & Services 3.1%
National Oilwell Varco, Inc. (a)	23,600	1,560,432
Oceaneering International, Inc. (a)	33,100	1,413,039
Patterson-UTI Energy, Inc. (a)	97,100	2,373,124
RPC, Inc. (a)	42,400	1,098,160
SEACOR Holdings, Inc. (a)	39,800	3,531,852
Superior Energy Services, Inc.* (a)	37,900	1,338,628
		11,315,235
Oil, Gas & Consumable Fuels 5.8%
Cabot Oil & Gas Corp. (a)	10,900	826,874
Chevron Corp. (a)	37,100	3,669,561
ConocoPhillips (a)	54,400	3,703,008
HollyFrontier Corp. (a)	25,000	1,794,000
Marathon Oil Corp. (a)	137,400	3,698,808
Tesoro Corp.* (a)	147,000	3,536,820
Valero Energy Corp. (a)	167,000	3,794,240
		21,023,311
Financials 14.8%
Capital Markets 0.8%
American Capital Ltd.* (a)	344,300	2,998,853
Commercial Banks 3.9%
KeyCorp (a)	435,500	2,891,720
M&T Bank Corp. (a)	26,600	2,023,462
Regions Financial Corp. (a)	703,500	3,193,890
SunTrust Banks, Inc. (a)	146,400	2,913,360
Zions Bancorp. (a)	183,000	3,191,520
		14,213,952
Consumer Finance 1.6%
Capital One Financial Corp. (a)	85,100	3,918,855
Discover Financial Services (a)	78,500	1,975,060
		5,893,915
Diversified Financial Services 1.5%
JPMorgan Chase & Co. (a)	102,300	3,842,388
The NASDAQ OMX Group, Inc.* (a)	68,200	1,615,658
		5,458,046
Insurance 1.1%
American International Group, Inc.* (a)	112,000	2,836,960
Reinsurance Group of America, Inc. (a)	22,300	1,190,151
		4,027,111
Real Estate Investment Trusts 5.1%
American Capital Agency Corp. (REIT) (a)	104,400	2,976,444
CommonWealth REIT (REIT) (a)	32,750	673,340
Hospitality Properties Trust (REIT) (a)	55,400	1,300,792
Public Storage (REIT) (a)	30,400	3,761,392
Rayonier, Inc. (REIT) (a)	97,050	4,070,277
SL Green Realty Corp. (REIT) (a)	39,800	2,875,152
Vornado Realty Trust (REIT) (a)	34,800	2,989,668
		18,647,065
Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc. (a)	11,000	736,010
Thrifts & Mortgage Finance 0.6%
People's United Financial, Inc. (a)	169,200	1,988,100
Health Care 15.0%
Biotechnology 1.5%
Biogen Idec, Inc.* (a)	41,400	3,899,880
United Therapeutics Corp.* (a)	34,500	1,488,675
		5,388,555
Health Care Equipment & Supplies 1.0%
Boston Scientific Corp.* (a)	262,600	1,780,428
The Cooper Companies, Inc. (a)	22,800	1,716,156
		3,496,584
Health Care Providers & Services 7.8%
Aetna, Inc. (a)	100,300	4,015,009
AMERIGROUP Corp.* (a)	27,800	1,375,266
AmerisourceBergen Corp. (a)	45,900	1,816,722
CIGNA Corp. (a)	57,700	2,696,898
Coventry Health Care, Inc.* (a)	118,200	3,886,416
Health Management Associates, Inc. "A"* (a)	117,000	961,740
Humana, Inc. (a)	57,700	4,479,828
McKesson Corp. (a)	21,800	1,742,474
UnitedHealth Group, Inc. (a)	84,200	4,001,184
WellPoint, Inc. (a)	56,100	3,551,130
		28,526,667
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co. (a)	149,600	4,450,600
Forest Laboratories, Inc.* (a)	35,900	1,229,216
Merck & Co., Inc. (a)	92,200	3,053,664
Pfizer, Inc. (a)	205,900	3,907,982
Warner Chilcott PLC "A" (a)	65,700	1,120,842
Watson Pharmaceuticals, Inc.* (a)	51,700	3,470,104
		17,232,408
Industrials 9.6%
Aerospace & Defense 1.6%
General Dynamics Corp. (a)	43,900	2,813,112
Northrop Grumman Corp. (a)	53,600	2,927,632
		5,740,744
Construction & Engineering 2.9%
Chicago Bridge & Iron Co. NV (a)	40,800	1,458,600
Fluor Corp. (a)	52,100	3,163,512
KBR, Inc. (a)	115,000	3,455,750
URS Corp.* (a)	67,100	2,353,197
		10,431,059
Electrical Equipment 0.5%
Roper Industries, Inc. (a)	23,900	1,839,105
Machinery 3.6%
Caterpillar, Inc. (a)	38,400	3,494,400
Cummins, Inc. (a)	32,500	3,019,900
Eaton Corp. (a)	21,300	914,835
Gardner Denver, Inc. (a)	17,300	1,363,067
Joy Global, Inc. (a)	23,500	1,961,075
Timken Co. (a)	63,400	2,494,790
		13,248,067
Road & Rail 1.0%
J.B. Hunt Transport Services, Inc. (a)	35,200	1,414,688
Ryder System, Inc. (a)	50,200	2,363,416
		3,778,104
Information Technology 9.7%
Communications Equipment 1.3%
EchoStar Corp. "A"* (a)	90,600	2,206,110
Motorola Solutions, Inc.* (a)	39,100	1,645,719
Polycom, Inc.* (a)	38,400	913,920
		4,765,749
Computers & Peripherals 0.3%
Lexmark International, Inc. "A"* (a)	35,700	1,140,972
Electronic Equipment, Instruments & Components 1.5%
Tech Data Corp.* (a)	40,000	1,883,200
Vishay Intertechnology, Inc.* (a)	295,600	3,369,840
		5,253,040
Internet Software & Services 1.1%
IAC/InterActiveCorp.* (a)	104,600	4,134,838
IT Services 0.6%
Alliance Data Systems Corp.* (a)	24,400	2,279,204
Semiconductors & Semiconductor Equipment 3.1%
Altera Corp. (a)	92,700	3,373,353
Cypress Semiconductor Corp.* (a)	106,600	1,688,544
Fairchild Semiconductor International, Inc.* (a)	102,700	1,361,802
KLA-Tencor Corp. (a)	94,900	3,480,932
LSI Corp.* (a)	220,600	1,502,286
		11,406,917
Software 1.8%
Fortinet, Inc.* (a)	60,100	1,149,713
Symantec Corp.* (a)	231,600	3,971,940
TIBCO Software, Inc.* (a)	62,400	1,396,512
		6,518,165
Materials 6.0%
Chemicals 4.8%
CF Industries Holdings, Inc. (a)	25,100	4,588,782
E.I. du Pont de Nemours & Co. (a)	58,600	2,828,622
Eastman Chemical Co. (a)	37,000	3,061,010
Huntsman Corp. (a)	123,800	1,623,018
LyondellBasell Industries NV "A" (a)	51,000	1,767,150
Rockwood Holdings, Inc.* (a)	42,800	2,182,800
W.R. Grace & Co.* (a)	35,800	1,411,236
		17,462,618
Metals & Mining 0.2%
Walter Energy, Inc. (a)	7,600	621,224
Paper & Forest Products 1.0%
Domtar Corp. (a)	45,800	3,678,656
Telecommunication Services 2.8%
Diversified Telecommunication Services 1.2%
Verizon Communications, Inc. (a)	117,600	4,253,592
Wireless Telecommunication Services 1.6%
MetroPCS Communications, Inc.* (a)	112,400	1,254,384
Telephone & Data Systems, Inc. (a)	117,800	3,019,214
United States Cellular Corp.* (a)	34,500	1,491,780
		5,765,378
Utilities 2.1%
Independent Power Producers & Energy Traders 1.3%
AES Corp.* (a)	318,700	3,461,082
NRG Energy, Inc.* (a)	59,604	1,397,118
		4,858,200
Multi-Utilities 0.8%
Ameren Corp. (a)	92,700	2,805,101
Total Common Stocks (Cost $327,665,233)		323,419,351

Cash Equivalents 14.3%
Central Cash Management Fund, 0.09% (b) (Cost $52,043,721)	52,043,721	52,043,721

	% of Net Assets	Value ($)

Total Long Positions (Cost $379,708,954)+	103.1	375,463,072
Other Assets and Liabilities, Net	84.2	306,894,808
Securities Sold Short	(87.3)	(318,009,446)
Net Assets	100.0	364,348,434

+ The cost for federal income tax purposes was $381,088,853. At August 31, 2011, net unrealized depreciation for all securities based on tax cost was $5,625,781. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,900,528 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,526,309.
	Shares	Value ($)

Common Stocks Sold Short 87.3%
Consumer Discretionary 11.0%
Auto Components 0.3%
Johnson Controls, Inc.	36,700	1,169,996
Automobiles 0.4%
Thor Industries, Inc.	64,700	1,438,281
Diversified Consumer Services 0.3%
DeVry, Inc.	21,800	963,124
Hotels Restaurants & Leisure 1.5%
Bally Technologies, Inc.	74,200	2,328,396
WMS Industries, Inc.	150,300	3,279,546
		5,607,942
Household Durables 1.7%
D.R. Horton, Inc.	162,600	1,710,552
Lennar Corp. "A"	52,900	777,630
PulteGroup, Inc.	392,500	1,884,000
Toll Brothers, Inc.	103,700	1,782,603
		6,154,785
Internet & Catalog Retail 1.2%
Amazon.com, Inc.	20,200	4,348,858
Leisure Equipment & Products 0.3%
Hasbro, Inc.	24,600	953,004
Media 1.5%
Cablevision Systems Corp. (New York Group) "A"	76,300	1,377,978
DreamWorks Animation SKG, Inc. "A"	201,900	4,264,128
		5,642,106
Multiline Retail 1.6%
Family Dollar Stores, Inc.	50,300	2,685,517
J.C. Penney Co., Inc.	41,700	1,110,471
Target Corp.	39,400	2,035,798
		5,831,786
Specialty Retail 2.2%
Staples, Inc.	214,600	3,163,204
The Gap, Inc.	71,900	1,187,788
Urban Outfitters, Inc.	135,100	3,536,242
		7,887,234
Consumer Staples 8.6%
Beverages 2.3%
Coca-Cola Co.	61,900	4,360,855
PepsiCo, Inc.	65,600	4,226,608
		8,587,463
Food & Staples Retailing 1.5%
Sysco Corp.	138,700	3,873,891
Wal-Mart Stores, Inc.	28,200	1,500,522
		5,374,413
Food Products 2.8%
Campbell Soup Co.	79,800	2,543,226
Green Mountain Coffee Roasters, Inc.	11,300	1,183,562
Kellogg Co.	70,700	3,840,424
Kraft Foods, Inc. "A"	70,900	2,482,918
		10,050,130
Household Products 1.3%
Clorox Co.	32,800	2,286,160
Procter & Gamble Co.	39,900	2,540,832
		4,826,992
Personal Products 0.7%
Avon Products, Inc.	109,600	2,472,576
Energy 7.2%
Energy Equipment & Services 2.7%
Cameron International Corp.	69,500	3,611,220
Rowan Companies, Inc.	53,700	1,936,959
Tidewater, Inc.	78,400	4,202,240
		9,750,419
Oil, Gas & Consumable Fuels 4.5%
Continental Resources, Inc.	36,500	2,039,985
EOG Resources, Inc.	34,200	3,166,578
Exxon Mobil Corp.	18,500	1,369,740
Forest Oil Corp.	80,000	1,557,600
Kinder Morgan, Inc.	37,500	969,375
SandRidge Energy, Inc.	122,100	896,214
Spectra Energy Corp.	128,400	3,334,548
Ultra Petroleum Corp.	90,500	3,031,750
		16,365,790
Financials 15.2%
Capital Markets 3.6%
Charles Schwab Corp.	282,200	3,479,526
Northern Trust Corp.	96,100	3,693,123
TD Ameritrade Holding Corp.	232,800	3,580,464
The Goldman Sachs Group, Inc.	19,300	2,243,046
		12,996,159
Commercial Banks 2.2%
Bank of Hawaii Corp.	21,200	881,284
Cullen/Frost Bankers, Inc.	45,700	2,330,243
TCF Financial Corp.	293,900	3,068,316
US Bancorp.	82,200	1,907,862
		8,187,705
Insurance 1.8%
Brown & Brown, Inc.	44,400	932,844
Genworth Financial, Inc. "A"	445,000	3,074,950
Old Republic International Corp.	92,600	920,444
Progressive Corp.	85,300	1,636,054
		6,564,292
Real Estate Investment Trusts 5.9%
Alexandria Real Estate Equities, Inc. (REIT)	9,800	713,538
Boston Properties, Inc. (REIT)	40,200	4,192,458
BRE Properties, Inc. (REIT)	23,800	1,196,188
Corporate Office Properties Trust (REIT)	111,000	2,973,690
Federal Realty Investment Trust (REIT)	13,600	1,231,480
Health Care REIT, Inc. (REIT)	40,000	2,038,400
Prologis, Inc. (REIT)	84,200	2,292,766
Regency Centers Corp. (REIT)	59,900	2,471,474
UDR, Inc. (REIT)	101,100	2,700,381
Weyerhaeuser Co. (REIT)	97,400	1,756,122
		21,566,497
Thrifts & Mortgage Finance 1.7%
First Niagara Financial Group, Inc.	109,100	1,173,916
Hudson City Bancorp., Inc.	337,400	2,095,254
New York Community Bancorp., Inc.	214,800	2,751,588
		6,020,758
Health Care 12.5%
Biotechnology 2.8%
BioMarin Pharmaceutical, Inc.	99,100	2,931,874
Dendreon Corp.	112,900	1,386,412
Human Genome Sciences, Inc.	204,300	2,629,341
Pharmasset, Inc.	19,300	2,534,476
Vertex Pharmaceuticals, Inc.	20,200	914,454
		10,396,557
Health Care Equipment & Supplies 2.9%
Alere, Inc.	34,100	851,477
Edwards Lifesciences Corp.	32,400	2,444,580
Gen-Probe, Inc.	33,400	2,002,998
ResMed, Inc.	135,500	4,196,435
St. Jude Medical, Inc.	26,300	1,197,702
		10,693,192
Health Care Providers & Services 4.9%
Express Scripts, Inc.	82,000	3,849,080
Laboratory Corp. of America Holdings	25,800	2,155,074
Lincare Holdings, Inc.	61,400	1,321,942
Medco Health Solutions, Inc.	13,200	714,648
Patterson Companies, Inc.	53,700	1,569,114
Quest Diagnostics, Inc.	82,600	4,135,782
Universal Health Services, Inc. "B"	28,400	1,181,440
VCA Antech, Inc.	159,600	2,954,196
		17,881,276
Health Care Technology 0.8%
Allscripts Healthcare Solutions, Inc.	166,100	2,982,325
Life Sciences Tools & Services 0.4%
Illumina, Inc.	24,800	1,292,080
Pharmaceuticals 0.7%
Hospira, Inc.	53,600	2,476,320
Industrials 12.1%
Aerospace & Defense 1.6%
Rockwell Collins, Inc.	79,500	4,011,570
Spirit AeroSystems Holdings, Inc. "A"	113,100	1,897,818
		5,909,388
Air Freight & Logistics 2.1%
C.H. Robinson Worldwide, Inc.	45,300	3,193,650
United Parcel Service, Inc. "B"	46,200	3,113,418
UTI Worldwide, Inc.	110,700	1,499,432
		7,806,500
Building Products 2.0%
Lennox International, Inc.	122,600	3,827,572
Masco Corp.	381,000	3,379,470
		7,207,042
Commercial Services & Supplies 0.9%
Avery Dennison Corp.	48,300	1,406,013
Waste Management, Inc.	59,700	1,972,488
		3,378,501
Construction & Engineering 1.3%
Quanta Services, Inc.	66,600	1,278,054
Shaw Group, Inc.	146,700	3,419,577
		4,697,631
Electrical Equipment 0.4%
Emerson Electric Co.	32,800	1,526,840
Industrial Conglomerates 0.9%
3M Co.	40,100	3,327,498
Machinery 2.4%
Flowserve Corp.	13,000	1,226,420
Illinois Tool Works, Inc.	86,600	4,030,364
Ingersoll-Rand PLC	34,800	1,166,148
Terex Corp.	131,100	2,114,643
		8,537,575
Professional Services 0.5%
Dun & Bradstreet Corp.	25,600	1,712,384
Information Technology 10.5%
Communications Equipment 1.7%
Cisco Systems, Inc.	187,500	2,940,000
Juniper Networks, Inc.	38,000	795,340
Motorola Mobility Holdings, Inc.	41,500	1,565,380
Tellabs, Inc.	225,200	918,816
		6,219,536
Electronic Equipment, Instruments & Components 1.5%
Dolby Laboratories, Inc. "A"	86,500	2,906,400
FLIR Systems, Inc.	93,000	2,405,910
		5,312,310
Internet Software & Services 1.6%
Akamai Technologies, Inc.	147,400	3,233,956
Equinix, Inc.	16,800	1,579,872
WebMD Health Corp.	33,500	1,183,890
		5,997,718
IT Services 0.5%
MasterCard, Inc. "A"	5,400	1,780,434
Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc.	263,900	1,802,437
Broadcom Corp. "A"	100,700	3,589,955
Cree, Inc.	128,200	4,157,526
Intersil Corp. "A"	157,900	1,773,217
MEMC Electronic Materials, Inc.	260,200	1,816,196
Silicon Laboratories, Inc.	120,600	4,169,142
		17,308,473
Software 0.4%
Adobe Systems, Inc.	58,900	1,486,636
Materials 4.9%
Chemicals 1.2%
The Sherwin-Williams Co.	56,000	4,241,440
Containers & Packaging 1.9%
Bemis Co., Inc.	128,300	3,984,998
Sonoco Products Co.	21,100	666,549
Temple-Inland, Inc.	102,500	2,480,500
		7,132,047
Metals & Mining 1.8%
Carpenter Technology Corp.	23,300	1,175,951
Royal Gold, Inc.	17,800	1,364,904
Titanium Metals Corp.	159,100	2,550,373
United States Steel Corp.	45,300	1,364,436
		6,455,664
Telecommunication Services 4.2%
Diversified Telecommunication Services 1.6%
Frontier Communications Corp.	493,000	3,692,570
Windstream Corp.	172,000	2,184,400
		5,876,970
Wireless Telecommunication Services 2.6%
American Tower Corp. "A"	62,000	3,339,320
Crown Castle International Corp.	45,900	1,993,437
SBA Communications Corp. "A"	108,600	4,103,994
		9,436,751
Utilities 1.1%
Electric Utilities 1.1%
PPL Corp.	144,600	4,176,048
Total Common Stocks Sold Short (Proceeds $360,401,292)		318,009,446

* Non-income producing security.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (c)	$323,419,351	$—	$—	$323,419,351
Short-Term Investments	52,043,721	—	—	52,043,721
Total	$375,463,072	$—	$—	$375,463,072
Liabilities
Investments Sold Short, at Value (c)	$(318,009,446)	$—	$—	$(318,009,446)
Total	$(318,009,446)	$—	$—	$(318,009,446)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2011.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $327,665,233)	$323,419,351
Investment in Central Cash Management Fund (cost $52,043,721)	52,043,721
Total investments in securities, at value (cost $379,708,954)	375,463,072
Cash	10,000
Deposits with broker for securities sold short	306,444,869
Receivable for Fund shares sold	1,206,549
Dividends receivable	426,990
Interest receivable	3,583
Other assets	50,503
Total assets	683,605,566
Liabilities
Payable for securities sold short, at value (proceeds of $360,401,292)	318,009,446
Payable for Fund shares redeemed	150,222
Dividends payable for securities sold short	466,983
Accrued management fee	381,182
Other accrued expenses and payables	249,299
Total liabilities	319,257,132
Net assets, at value	$364,348,434
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	(4,245,882)
Securities sold short	42,391,846
Accumulated net realized gain (loss)	(25,050,541)
Paid-in capital	351,253,011
Net assets, at value	$364,348,434

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($81,694,783 ÷ 8,609,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.49
Maximum offering price per share (100 ÷ 94.25 of $9.49)	$10.07
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,123,163 ÷ 2,616,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.22
Class S Net Asset Value, offering and redemption price per share ($61,045,246 ÷ 6,398,017 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.54
Institutional Class Net Asset Value, offering and redemption price per share ($197,485,242 ÷ 20,623,449 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,242)	$5,843,461
Income distributions — Central Cash Management Fund	33,250
Total income	5,876,711
Expenses: Management fee	4,801,219
Administration fee	384,116
Services to shareholders	344,992
Distribution and service fees	432,618
Custodian fee	23,141
Professional fees	70,011
Reports to shareholders	44,207
Registration fees	86,063
Trustees' fees and expenses	13,551
Interest expense on securities sold short	418,359
Dividend expense on securities sold short	6,384,093
Other	22,067
Total expenses before expense reductions	13,024,437
Expense reductions	(47,072)
Total expenses after expense reductions	12,977,365
Net investment income (loss)	(7,100,654)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	75,297,067
Securities sold short	(77,770,011)
Capital gain dividends received	195,620
Foreign currency	6,861
Payments by affiliates (see Note G)	4,810
(2,265,653)
Change in net unrealized appreciation (depreciation) on: Investments	(14,534,643)
Securities sold short	26,350,502
11,815,859
Net gain (loss)	9,550,206
Net increase (decrease) in net assets resulting from operations	$2,449,552

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$(7,100,654)	$(6,900,383)
Net realized gain (loss)	(2,265,653)	(12,394,527)
Change in net unrealized appreciation (depreciation)	11,815,859	21,751,142
Net increase (decrease) in net assets resulting from operations	2,449,552	2,456,232
Distributions to shareholders from: Net realized gains: Class A	(757,165)	(663,082)
Class C	(219,903)	(151,869)
Class C	(219,903)	(151,869)
Class S	(769,232)	(611,243)
Institutional Class	(1,654,316)	(1,077,388)
Total distributions	(3,400,616)	(2,503,582)
Fund share transactions: Proceeds from shares sold	218,604,533	227,423,685
Reinvestment of distributions	2,791,211	2,143,801
Payments for shares redeemed	(199,626,583)	(133,924,796)
Net increase (decrease) in net assets from Fund share transactions	21,769,161	95,642,690
Increase (decrease) in net assets	20,818,097	95,595,340
Net assets at beginning of period	343,530,337	247,934,997
Net assets at end of period	$364,348,434	$343,530,337

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,							Period Ended 8/31/07a
Class A	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.48	$9.52		$9.65		$9.64		$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.19)	(.24)		(.11)		.07		.28
Net realized and unrealized gain (loss)	.28	.28		.32		.12		(.53)
Total from investment operations	.09	.04		.21		.19		(.25)
Less distributions from: Net investment income	—	—		(.01)		(.18)		(.08)
Net realized gains	(.08)	(.08)		(.34)		—		(.03)
Total distributions	(.08)	(.08)		(.35)		(.18)		(.11)
Redemption fees	—	—		.01		.00	***	.00	***
Net asset value, end of period	$9.49	$9.48		$9.52		$9.65		$9.64
Total Return (%)c	1.06	.38	d	2.14	d	2.12	d	(2.54	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	79		81		21		6
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.56	3.67		3.09		3.25		4.23	*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.56	3.64		2.95		2.95		2.99	*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.79	1.80		1.75		1.65		2.11	*
Ratio of net investment income (loss) (%)	(2.04)	(2.53)		(1.19)		.67		3.31	*
Portfolio turnover rate (%)	481	393		525		967		1,009	**
a For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended August 31,							Period Ended 8/31/07a
Class C	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.29	$9.40		$9.59		$9.59		$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.25)	(.30)		(.18)		(.01)		.22
Net realized and unrealized gain (loss)	.26	.27		.32		.12		(.54)
Total from investment operations	.01	(.03)		.14		.11		(.32)
Less distributions from: Net investment income	—	—		—		(.11)		(.06)
Net realized gains	(.08)	(.08)		(.34)		—		(.03)
Total distributions	(.08)	(.08)		(.34)		(.11)		(.09)
Redemption fees	—	—		.01		.00	***	.00	***
Net asset value, end of period	$9.22	$9.29		$9.40		$9.59		$9.59
Total Return (%)c	.32	(.47	)d	1.54	d	1.15	d	(3.20	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	23		15		3		4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.31	4.42		3.84		4.06		4.97	*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.31	4.40		3.70		3.77		3.73	*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.54	2.56		2.50		2.47		2.85	*
Ratio of net investment income (loss) (%)	(2.78)	(3.29)		(1.94)		(.15)		2.57	*
Portfolio turnover rate (%)	481	393		525		967		1,009	**
a For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended August 31,				Period Ended 8/31/07a
Class S	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.51	$9.54	$9.66	$9.65	$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.17)	(.22)	(.09)	.08	.30
Net realized and unrealized gain (loss)	.28	.27	.32	.13	(.54)
Total from investment operations	.11	.05	.23	.21	(.24)
Less distributions from: Net investment income	—	—	(.02)	(.20)	(.08)
Net realized gains	(.08)	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.08)	(.36)	(.20)	(.11)
Redemption fees	—	—	.01	.00 ***	.00	***
Net asset value, end of period	$9.54	$9.51	$9.54	$9.66	$9.65
Total Return (%)c	1.27	.49	2.50	2.21	(2.38	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	76	53	4	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.41	3.54	2.91	3.17	4.05	*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.35	3.50	2.70	2.81	2.81	*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.58	1.66	1.50	1.51	1.93	*
Ratio of net investment income (loss) (%)	(1.82)	(2.39)	(.94)	.81	3.49	*
Portfolio turnover rate (%)	481	393	525	967	1,009	**
a For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended August 31,							Period Ended 8/31/07a
Institutional Class	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.53	$9.54		$9.67		$9.65		$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.16)	(.21)		(.08)		.09		.30
Net realized and unrealized gain (loss)	.29	.28		.31		.13		(.54)
Total from investment operations	.13	.07		.23		.22		(.24)
Less distributions from: Net investment income	—	—		(.03)		(.20)		(.08)
Net realized gains	(.08)	(.08)		(.34)		—		(.03)
Total distributions	(.08)	(.08)		(.37)		(.20)		(.11)
Redemption fees	—	—		.01		.00	***	.00	***
Net asset value, end of period	$9.58	$9.53		$9.54		$9.67		$9.65
Total Return (%)	1.47	.70	c	2.45	c	2.44	c	(2.47	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	166		98		100		4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.20	3.30		2.71		3.06		4.05	*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.20	3.30		2.65		2.76		2.79	*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.43	1.46		1.45		1.46		1.91	*
Ratio of net investment income (loss) (%)	(1.67)	(2.18)		(.89)		.86		3.51	*
Portfolio turnover rate (%)	481	393		525		967		1,009	**
a For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

During the year ended August 31, 2011, the Fund fully utilized $7,600,000 of prior year capital loss carryforward.

In addition, from November 1, 2010 through August 31, 2011, the Fund incurred approximately $23,671,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2011, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Net unrealized appreciation (depreciation) on investments	$(5,625,781)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2011	2010
Distributions from ordinary income*	$—	$2,503,582
Distributions from net long-term capital gains	$3,400,616	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended August 31, 2011, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $784,281,219 and $821,202,622, respectively. Purchases to cover securities sold short and securities sold short aggregated $964,915,243 and $932,384,392, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's Subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:
Class A	2.00%
Class C	2.75%
Class S	1.75%
Institutional Class	1.75%

Effective October 1, 2010 through November 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:
Class A	1.82%
Class C	2.57%
Class S	1.57%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2011, the Administration Fee was $384,116, of which $30,476 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2011
Class A	$24,335	$—	$2,739
Class C	7,933	—	1,426
Class S	45,923	45,923	—
Institutional Class	7,137	—	1,128
	$85,328	$45,923	$5,293

For the year ended August 31, 2011, the Advisor reimbursed the Fund $1,149 of sub-recordkeeping expenses for Class S shares.

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2011
Class C	$178,829	$15,095

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended August 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2011	Annual Effective Rate
Class A	$194,211	$28,536	.23%
Class C	59,578	10,196	.25%
	$253,789	$38,732

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for year ended August 31, 2011 aggregated $11,251.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2011, the CDSC for Class C shares aggregated $11,529. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2011, DIDI received $5,556 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,698, of which $7,604 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31,2011, DWS Alternative Asset Allocation Plus Fund and DWS Select Alternative Allocation Fund held approximately 31% and 15% of the outstanding shares of the Fund, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,633,089	$62,873,711	6,023,155	$56,897,021
Class C	1,050,834	9,723,749	1,556,106	14,333,048
Class S	5,716,618	54,521,417	7,638,753	72,000,100
Institutional Class	9,618,917	91,485,656	8,984,823	84,193,516
		$218,604,533		$227,423,685
Shares issued to shareholders in reinvestment of distributions
Class A	67,646	$639,259	66,652	$617,870
Class C	21,277	196,390	14,532	132,530
Class S	41,660	394,936	34,269	318,356
Institutional Class	164,104	1,560,626	115,721	1,075,045
		$2,791,211		$2,143,801
Shares redeemed
Class A	(6,453,901)	$(60,542,147)	(6,216,920)	$(58,065,173)
Class C	(937,451)	(8,586,218)	(731,789)	(6,743,462)
Class S	(7,295,823)	(68,863,372)	(5,317,786)	(49,965,132)
Institutional Class	(6,536,055)	(61,634,846)	(2,040,027)	(19,151,029)
		$(199,626,583)		$(133,924,796)
Net increase (decrease)
Class A	246,834	$2,970,823	(127,113)	$(550,282)
Class C	134,660	1,333,921	838,849	7,722,116
Class S	(1,537,545)	(13,947,019)	2,355,236	22,353,324
Institutional Class	3,246,966	31,411,436	7,060,517	66,117,532
		$21,769,161		$95,642,690

G. Payments by Affiliates

During the year ended August 31, 2011, the Advisor fully reimbursed the Fund $4,810 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Disciplined Market Neutral Fund (the "Fund"), a series of DWS Equity Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Market Neutral Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2011

Tax Information (Unaudited)

The Fund paid distributions of $0.08 per share from net long-term capital gains during its year ended August 31, 2011, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,310,000 as capital gains dividends for its year ended August 31, 2011, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED MARKET NEUTRAL FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$54,143	$0	$4,842	$0
2010	$49,349	$0	$9,133	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$307,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$4,842	$285,550	$586,510	$876,902
2010	$9,133	$307,930	$503,859	$820,922

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 25, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 25, 2011